EXHIBIT 99

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:       January 15,2002
Collection Period:       December 1,2002  -  December 31,2002
No Days in Collection Period                 31

I. Available Funds
------------------
Total Principal Payments Received
Full Prepayments Received                                                     525,442.78
Scheduled Principal Payments Received and Partial Prepayments                 754,105.40
                                                                    ---------------------
Total Principal Payments Received                                                                   1,279,548.18
Interest Payments Received                                                    231,680.57
Supplemental Servicing Fees Collected                                           4,939.28
                                                                    ---------------------
                                                                                                      236,619.85
                                                                                            ---------------------
Total  Payments Attributed to Receivables                                                           1,516,168.03
Policy Claim Amount                                                                    -
Pre-Funding Earnings                                                            7,791.52
Pre-Funding Account Release                                                   526,915.89
Monthly Capitalized Interest Amount                                                 0.04
Income From Collection Account Eligible Investments                             1,475.62
Recoveries On Previously Liquidated Receivables                                   510.12
Liquidation Proceeds                                                                   -
Recoveries From Insurance / Warranties                                                 -
Purchase Amount of Purchased Receivables                                               -
Total Other Cash Sources                                                                              536,693.19
                                                                                            ---------------------
Total Available Funds before Spread Account                                                         2,052,861.22       2,052,861.22
Beginning Spread Account Balance                                              764,712.53
Spread Account Income                                                             695.46
Spread Account Deposit                                                         69,583.89
Spread Account Deposit Prefunding #2                                                   -
Total Available Spread Account Funds                                                                  834,991.88
                                                                                            ---------------------
             Total Available Funds                                                                  2,887,853.10
                                                                                            =====================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:       January 15,2002
Collection Period:       December 1,2002  -  December 31,2002
No Days in Collection Period                 31

II. Distributions
-----------------
                                                                                         Deficiency Amount
                                                                       Amount Paid       Paid from Spread     Current    Outstanding
                                                                      From Collections        Account        Shortfall    Shortfall
A.  Priority of Distributions *
1a.  Basic Servicing Fee                    1.00%                            24,964.55                 -            -            -
  b. Lock Box Fee                                                                    -                 -            -            -
  c. Supplemental Servicing Fee                                               4,939.28                 -            -            -
2a. Backup Servicer Fee                       N/A                             1,500.00                 -            -            -
  b. Trust Collateral Agent Fee                                               1,000.00                 -            -            -
  c. Owner Trustee Fee                  $4,000.00 (paid by invoice)             333.33                 -            -            -
  d. Custodial Fee                                                              608.67                 -            -            -
3.  Class A Interest Payment Amount                                         121,620.39                 -            -            -
     Class A-1                                                                8,495.39                 -            -            -
     Class A-2                                                               73,125.00                 -            -            -
     Class A-3                                                               40,000.00                 -            -            -
4.  Class A Principal Payment Amount          84% Class A Note Factor     1,812,836.76                 -            -            -
     Class A-1                                                            1,812,836.76                 -            -            -
     Class A-2                                                                       -                 -            -            -
     Class A-3                              0.45%                                    -                 -            -            -
5.  Note Insurer Payment                                                     15,474.36                 -            -            -
6.  Required Deposit to Spread Account                                       69,583.89                 -   762,819.18            -
7.  Class B Interest Payment Amount                                                  -                       5,625.00    20,749.65
8.  Class B Principal Payment Amount                                                 -                      26,243.28   147,104.80
9.  Excess Funds to Certificate Holders                                              -
                                                                      -----------------
             Total Disbursements                                         $2,052,861.22       $ 2,052,861.22
                                                                      =================  ===================
* Previously Unpaid Amounts are included for all distributions

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:       January 15,2002
Collection Period:       December 1,2002  -  December 31,2002
No Days in Collection Period                 31

III. Note Balances
------------------
Available Funds Related to Principal                                          1,806,464.07
Charged Off Receivables                                                          32,615.97
Cram Down Losses                                                                        -
                                                                      ---------------------
Total Principal Distributable Amount                                                                 1,839,080.04
                                                                                              ====================

Class A-1 Original Balance                                                   10,000,000.00
Class A-1 Beginning Balance                                                   4,077,785.92
Class A-1 Principal Reduction                                                (1,812,836.76)
                                                                      ---------------------
Class A-1 Ending Balance                                                                             2,264,949.16
                                                                                              ====================

Class A-2 Original Balance                                                   27,000,000.00
Class A-2 Beginning Balance                                                  27,000,000.00
Class A-2 Principal Reduction                                                           -
                                                                      ---------------------
Class A-2 Ending Balance                                                                            27,000,000.00
                                                                                              ====================

Class A-3 Original Balance                                                   12,000,000.00
Class A-3 Beginning Balance                                                  12,000,000.00
Class A-3 Principal Reduction                                                           -
                                                                      ---------------------
Class A Ending Balance                                                                              12,000,000.00
                                                                                              ====================

Class B Original Balance                                                        500,000.00
Class B Beginning Balance                                                       500,000.00
Class B Principal Reduction                                                              -
                                                                      ---------------------
Class B Ending Balance                                                                               $ 500,000.00
                                                                                              ====================

IV. Spread Account
------------------
Beginning Balance                                                               764,712.53
Income From Eligible Investments                                                    695.46
Deposits                                                                         69,583.89

Spread Account Required Amount                                                1,668,090.41
Spread Account (Shortfall)/Excess                                              (833,098.53)
Release of Excess To The Certificate Holder                                              -
                                                                      ---------------------
Ending Balance                                             0.020023                                  $ 834,991.88
                                                                                              ====================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:       January 15,2002
Collection Period:       December 1,2002  -  December 31,2002
No Days in Collection Period                 31

V. Capitalized Interest Account
-------------------------------

Beginning Balance                                                                                         -
Interest Earned                                                                                        0.04
Monthly Capitalized Interest Amount Transferred                                                        0.04
Overfunded Capitalized Interest                                                                           -
Required Balance                                                                                          -
                                                                                       ---------------------
Excess                                                                                                                       $ -
                                                                                                               ==================


VI. Pre-Funded Amount
---------------------

Beginning Balance                                                                             13,999,465.02
Plus: Pre-Funding Earnings                                                                         7,791.52
Less: Pre-Funding Distributions                                                              (14,007,256.54)
                                                                                       ---------------------
Ending Balance                                                                                                               $ -
                                                                                                               ==================


VII. Receivables Performance
----------------------------

A.  General Information                                             Units                     Dollars
-----------------------                                       -------------------      ---------------------

Beginning Balance                                                          2,888              29,957,459.38

Scheduled Principal Payments Received and Partial
  Prepayments                                                                                  (754,105.40)
Full Prepayments Received                                                                      (525,442.78)
Purchased  Receivables                                                                                    -
Principal Balance of Repossessed Vehicles Sold During
  Collection Period                                                            -                          -
Principal Balance of Other Liquidated Receivables                                                         -
Cram Down Losses and Charge Offs                                                                (32,615.97)
New Loans                                                                    979              13,056,964.91
                                                              -------------------      ---------------------
Ending Balance                                                             3,787              41,702,260.14
                                                              ===================      =====================

Initial Pool Balance                                                       3,204              36,000,534.98
                                                                                       =====================
Prefunding #1                                                                  -                          -
Prefunding #2                                                                  -                          -     $ 36,000,534.98

Weighted Average Original Maturity                                                                    55.88
Weighted Average Remaining Term                                                                       47.83
Weighted Average Coupon                                                                              8.683%

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:       January 15,2002
Collection Period:       December 1,2002  -  December 31,2002
No Days in Collection Period                 31

B.  Delinquency
---------------
                                               No. Of                   Principal                  % of Rec.
                                            Receivables                  Balance                    Balance
                                       -----------------------      -------------------      ---------------------
31 - 60 Days Delinquent                                    16                  177,935                       0.43%
61 - 90 Days Delinquent                                     2                   11,484                       0.03%
                                       -----------------------      -------------------      ---------------------
  Total                                                    18             $ 189,419.00                       0.46%
                                       =======================      ===================      =====================

* Does not include contract exceptions that were not funded through securitization.

C. Defaults
-----------
Principal Balance of Defaults (Current Month)                                                           24,495.15

Cumulative Defaults                                                                                     85,189.46
                                                                                             =====================

D. Net Loss Information
-----------------------
                                                                                                  Principal/
Current Period Net Loss                                                                           (Proceeds)
                                                                                             ---------------------
Cram Down Losses                                                                                                -
Charge-Offs                                                                                             32,615.97
Liquidation Proceeds                                                                                            -
Deficiency Recoveries On Previously Liquidated Receivables                                                      -
Recoveries From Insurance / Warranties                                                                          -
Other Recoveries                                                                                          (510.12)
                                                                                             ---------------------
   Total                                                                                                32,105.85
                                                                                             =====================

Cumulative Net Loss
Previous Months Cumulative Net Loss                                                                     15,377.08
Current Months  Net Loss                                                                                32,105.85
Cumulative Net Loss                                                                                     47,482.93
                                                                                             =====================
Cumulative Net Loss Ratio                                                                                   0.16%
                                                                                             =====================

E. Repossession Information
---------------------------
                                                                        Number of                  Principal
                                                                      Repossessions                 Balance

Current Month Repossessions                                                          3                  29,593.20
Total Ending Repossession Inventory                                                  3                  29,593.20
                                                                                             =====================


F. Deferments
-------------
                                                                        Number of                  Principal             % of Rec.
                                                                        Deferments                  Balance                Balance

# of Current Period Deferments                                                      11                 143,367.86              0.48%
                                                                    ===================      =====================   ===============


United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:       January 15,2002
Collection Period:       December 1,2002  -  December 31,2002
No Days in Collection Period                 31

VIII. Triggers
--------------

A. Calculations                                                                            Second                     Third
---------------                                               Preceding                  Preceding                  Preceding
                                                              Collection                 Collection                Collection
Delinquency Ratio                                               Period                     Period                    Period
                                                        -----------------------      -------------------      ---------------------

Principal Balance of Receivables
  Of Any Scheduled Payment b/w 31 and 90 Days Past Due         $    189,419.00          $    156,212.18            $    219,841.42
Divided By: Ending Aggregate Principal Balance                 $ 41,702,260.14          $ 29,957,459.38            $ 31,206,486.16

                                                        -----------------------      -------------------      ---------------------
Delinquency Ratio                                                        0.45%                    0.52%                      0.70%
                                                        =======================      ===================      =====================

                                                                                                              ---------------------
Average For The Three Preceding Collection Periods                                                                           0.55%
                                                                                                              =====================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:       January 15,2002
Collection Period:       December 1,2002  -  December 31,2002
No Days in Collection Period                 31

                                                                                             Second                   Third
                                                                 Preceding                  Preceding               Preceding
                                                                 Collection                 Collection             Collection
Default Ratio                                                      Period                     Period                 Period
-------------                                              -----------------------      -------------------    --------------------

Principal Balance of all Defaulted Receivables                    $     24,495.15          $     44,648.06         $     16,046.25
Divided By: Beginning Aggregate Principal Balance minus
  defaulted receivables                                           $ 29,918,786.58          $ 31,200,121.38         $ 32,773,298.55
                                                           -----------------------      -------------------    --------------------
Default Ratio                                                               0.08%                    0.14%                   0.05%
                                                           =======================      ===================    ====================

Average For The Three Preceding Collection Periods                                                                           1.09%
                                                                                                               ====================


                                                                 During The                   Second                  Third
                                                                 Preceding                  Preceding               Preceding
                                                                 Collection                 Accounting             Accounting
Net Loss Ratio                                                     Period                      Date                   Date
--------------                                             -----------------------      -------------------    --------------------

Less: Liquidation Proceeds And Recoveries Received                $       (510.12)         $     (6,644.43)        $             -
Plus: Cram Down Losses and Charge-Offs                            $     32,615.97          $     12,340.04         $      9,681.47
                                                           -----------------------      -------------------    --------------------
Net Losses                                                        $     32,105.85          $      5,695.61         $      9,681.47
                                                           =======================      ===================    ====================

Divided By: Beginning Aggregate Principal Balance                 $ 29,957,459.38          $ 31,206,486.16         $ 32,773,298.55
                                                           -----------------------      -------------------    --------------------

Net Loss Ratio                                                              0.11%                    0.02%                   0.03%
                                                           =======================      ===================    ====================

Average For The Three Preceding Collection Periods                                                                           0.61%
                                                                                                               ====================


United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:       January 15,2002
Collection Period:       December 1,2002  -  December 31,2002
No Days in Collection Period                 31

B. Triggers In Effect
---------------------
                                                   Actual                 Spread Account            Insurance
                                                   Ratio                     Default                 Default
                                           -----------------------      -------------------    --------------------

1.  Average Delinquency Ratio                               0.55%                    2.50%                   3.50%
                                           =======================      ===================    ====================

2.  Annualized Default Ratio                                1.09%                    2.50%                   2.75%
                                           =======================      ===================    ====================

3.  Annualized Net Loss Ratio                               0.61%                    1.75%                   2.25%
                                           =======================      ===================    ====================


4.  Lock Box Collections                           Actual
             Month End                             Ratio                     Trigger                                 In Compliance
                                           -----------------------      -------------------                         ---------------
                       1                                   82.60%                   80.00%                                 Yes
                       2                                   82.88%                   80.00%                                 Yes
                       3                                   82.79%                   80.00%                                 Yes
                       4                                   83.81%                   80.00%                                 Yes


5.  Reserve/Trigger Events                            Occurrences             Deemed Cured
                                           -----------------------      -------------------
          Reserve Event                                        No                      N/A
          Trigger Event                                        No                      N/A
          Servicer Termination Event                           No                      N/A
          Spread Account Event                                 No                      N/A
          Insurance Event                                      No                      N/A

6.  The Collection Period Above Corresponds
    To Month No.                                                4
                                           =======================



                   Executed by:
                                 ---------------------------
                                 Vice President Operations
                   Date:
                                 ---------------------------